10f-3 REPORT

SB Capital and Income Fund

January 31, 2005 to June 30, 2005

Issuer: Fortis Insurance N.V.
Trade Date: 1/20/2005
Selling Dealer: Morgan Stanley
Amount:  4,000,000
Price: 1,000.00
% of Issue (1): 0.904% A

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
A - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 7,000,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Morgan Stanley

Co-Manager (s):
Merrill Lynch
UBS Financial Services
Citigroup
Credit Suisse First Boston
Goldman Sachs
JP Morgan Securities
Lehman Brothers

Selling Group:
N/A

Issuer:  Assurant (AIZ)
Trade Date:  1/20/2005
Selling Dealer: Morgan Stanley
Amount:   2,643,840
Price:  30.60
% Received by Fund: 0.318%
% of Issue (1): 3.316% B

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
B - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 24,957,360.

10f-3 Syndicate Reporting Supplement:
Joint / Lead Manager(s):
Morgan Stanley
Citigroup
Credit Suisse First Boston
Lehman Brothers
Merrill Lynch

Co-Managers (s):
Cochran Caronia & Co.
Fortis Securities
Fox-Pitt Kelton
Goldman Sachs
JP Morgan Securities
Keybanc Capital Markets
Raymond James
SunTrust Robinson Humphrey
UBS Financial Services

Selling Group:
N/A

Issuer: Las Vegas Sands Corp.
Trade Date: 2/3/2005
Selling Dealer: Goldman Sachs
Amount:  835,200
Price: 29.00
% Received by Fund: 0.94%
% of Issue (1): 16.00% C

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.
C - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 2,050,300.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Goldman Sachs

Co-Manager (s):
Citigroup
JP Morgan Securities
Lehman Brothers
Merrill Lynch
Scotia Capital
UBS Financial Services

Selling Group:
N/A


Issuer: Tribal Gaming (Mohegan)
Trade Date: 2/3/2005
Selling Dealer: Bank of America
Amount:  1,525,000
Price: 100.00
% Received by Fund: 1.020%
% of Issue (1): 13.33% D

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

D - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 20,000,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Banc of America Securities
Citigroup
SG Corporate & Investment Banking

Co-Manager (s):
Calyon Securities
Keybanc Capital Markets
RBS Greenwich Capital
Wells Fargo Securities

Selling Group:
N/A


Issuer: FTD Group
Trade Date: 2/8/2005
Selling Dealer: Goldman Sachs
Amount:  10,000
Price: 13.00
% Received by Fund: 0.19%
% of Issue (1): 0.19% E

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

E - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 25,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Goldman Sachs
Merrill Lynch

Co-Manager (s):
Piper Jaffray
William Blair

Selling Group:
N/A


Issuer: Huntsman Corp.
Trade Date: 2/10/2005
Selling Dealer: CS First Boston
Amount:  4,400
Price: 23.00
% Received by Fund: 0.01%
% of Issue (1): 0.16% F

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

F - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 97,500.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Credit Suisse First Boston
Deutsche Bank Securities
Merrill Lynch

Co-Manager (s):
CIBC World Markets
Jefferies & Co.
JP Morgan Securities
Lehman Brothers
Natexis Bleichroeder
Scotia Capital
UBS Financial Services
WR Hambrecht

Selling Group:
Blaylock & Partners
CMG Institutional Trading
Muriel Siebert & Co.


Issuer: Wright Express
Trade Date: 2/15/2005
Selling Dealer: JP Morgan
Amount:  105,000
Price: 18.00
% Received by Fund: 0.26%
% of Issue (1): 2.98% G

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

G - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 1,191,300.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Credit Suisse First Boston
JP Morgan Securities
Merrill Lynch
Banc of America Securities

Co-Manager (s):
Citigroup
Deutsche Bank Securities
Goldman Sachs
Lehman Brothers
UBS Financial Services
Wachovia Securities

Selling Group:
Harris Nesbirr
Lazard Freres & Co.
SunTrust Capital Markets
Wells Fargo
Williams Capital Group


Issuer: Host Marriott
Trade Date: 3/3/2005
Selling Dealer: Goldman Sachs
Amount:  3,900
Price: 100.00
% Received by Fund: 0.60%
% of Issue (1): 2.72% H

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

H - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 17,665,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Deutsche Bank Securities
Goldman Sachs

Co-Manager (s):
Deutsche Bank Securities
Bank of New York
Banc of America Securities
Bear Stearns
Calyon New York
Scotia Capital
Societe Generale
Wachovia Securities

Selling Group:
N/A


Issuer: Levi (Floating Rate Note)
Trade Date: 3/7/2005
Selling Dealer: Bank of America
Amount:  725,000
Price: 100.00
% Received by Fund: 0.19%
% of Issue (1): 3.68% I

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

I - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 14,000,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Banc of America Securities
Goldman Sachs
JP Morgan Securities
Scotia Capital

Co-Manager (s):
Bear Stearns
Credit Suisse First Boston

Selling Group:
N/A


Issuer: Halliburton
Trade Date: 3/17/2005
Selling Dealer: JP Morgan
Amount:  178,500
Price: 42.50
% Received by Fund: 0.30%
% of Issue (1): 0.42% J

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

J - Includes purchases by other affiliated mutual funds and discretionary accounts in the amount of 250,000.

10f-3 Syndicate Reporting Supplement:
Joint/Lead Manager (s):
Citigroup
Goldman Sachs
JP Morgan Securities

Co-Manager (s):
Merrill Lynch
Morgan Stanley
UBS Financial Services
Credit Suisse First Boston
Deutsche Bank Securities
Dresdner Kleinwort Benson
Lehman Brothers
Wachovia Securities

Selling Group:
N/A